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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: July 24, 2000
                        (Date of earliest event reported)

                          MALAN REALTY INVESTORS, INC.
    (Exact Name of Registrant as Specified in its Articles of Incorporation)



           Michigan                            1-13092                         38-1841410
(State or Other Jurisdiction of         (Commission File No.)     (I.R.S. Employer Identification No.)
 Incorporation or Organization)


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                         30200 Telegraph Road, Suite 105
                       Bingham Farms, Michigan 48025-4503
                    (Address of Principal Executive Offices)

                                 (248) 644-7110
              (Registrant's telephone number, including area code)

                             -----------------------


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ITEM 5.  OTHER EVENTS.

         On July 24, 2000, Malan Realty Investors, Inc. issued a press release announcing that its board of directors has elected to pursue new executive leadership and that Anthony S. Gramer, the company's former president and chief executive officer, is no longer with the company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (C) EXHIBITS.

         1.    Text of press release issued by the company dated July 24, 2000.


SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 28, 2000                   Malan Realty Investors, Inc.


                                        By:  /s/ Michael K. Kaline
                                             --------------------------
                                             Michael K. Kaline
                                        Its: Vice President





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                                  EXHIBIT INDEX

EXHIBIT
NUMBER

99(a)    Text of press release issued by the company on July 24, 2000.